UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2005, Datastream Systems, Inc. (the “Company”) issued a press release announcing updated preliminary results for the quarter June 30, 2005. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, pursuant to this Item 2.02 of Form 8-K is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press release, dated August 1, 2005, announcing updated preliminary results for the quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez
President and Chief Financial Officer
(principal financial and accounting officer)

Dated: August 1, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release, dated August 1, 2005, announcing updated preliminary results for the quarter ended June 30, 2005.